Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE THREE MONTHS AND TWELVE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 29,	% Over	April 27,	April 29,
	2008	2007	(Under)	2008	2007

Net sales	$63,998	$73,196	(12.6)%	100.0%	100.0%
Cost of sales	55,093	62,753	(12.2)%	86.1%	85.7%
Gross profit	8,905	10,443	(14.7)%	13.9%	14.3%

Selling, general and
administrative expenses	6,698	7,790	(14.0)%	10.5%	10.6%
Restructuring expense	127	1,792	(92.9)%	0.2%	2.4%
Income from operations	2,080	861	141.6%	3.3%	1.2%

Interest expense	595	940	(36.7)%	0.9%	1.3%
Interest income	(57)	(60)	(5.0)%	(0.1)%	(0.1)%
Other expense	112	166	(32.5)%	0.2%	0.2%
Income (loss) before income taxes	1,430	(185)	N.M.	2.2%	(0.3)%

Income taxes*	(647)	(145)	346.2%	(45.2)%	78.4%
Net income (loss)	$2,077	$(40)	N.M.	3.2%	(0.1)%

Net income (loss) per share-basic	$0.16	$0.00	100.0%
Net income (loss) per share-diluted	$0.16	$0.00	100.0%
Net income per share, diluted, excluding restructuring
and related charges (see proforma statement on page 6)	$0.18	$0.14	28.6%
Average shares outstanding-basic	12,642	12,559	0.7%
Average shares outstanding-diluted	12,729	12,559	1.4%

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 29,	% Over	April 27,	April 29,
	2008	2007 (1)	(Under)	2008	2007

Net sales	$254,046	$250,533	1.4%	100.0%	100.0%
Cost of sales	220,887	219,328	0.7%	86.9%	87.5%
Gross profit	33,159	31,205	6.3%	13.1%	12.5%

Selling, general and
administrative expenses	23,973	27,030	(11.3)%	9.4%	10.8%
Restructuring expense	886	3,534	(74.9)%	0.3%	1.4%
Income from operations	8,300	641	N.M.	3.3%	0.3%

Interest expense	2,975	3,781	(21.3)%	1.2%	1.5%
Interest income	(254)	(207)	22.7%	(0.1)%	(0.1)%
Other expense	736	68	982.4%	0.3%	0.0%
Income (loss) before income taxes	4,843	(3,001)	N.M.	1.9%	(1.2)%

Income taxes*	(542)	(1,685)	(67.8)%	(11.2)%	56.1%
Net income (loss)	$5,385	$(1,316)	N.M.	2.1%	(0.5)%

Net income (loss) per share-basic	$0.43	($0.11)	N.M.
Net income (loss) per share-diluted	$0.42	($0.11)	N.M.
Net income per share, diluted, excluding restructuring
and related charges (see proforma statement on page 7)	$0.57	$0.32	78.1%
Average shares outstanding-basic	12,624	11,922	5.9%
Average shares outstanding-diluted	12,765	11,922	7.1%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.
(1) Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 27, 2008 AND APRIL 29, 2007
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	April 27,	* April 29,	(Decrease)
	2008	2007	Dollars	Percent

Current assets
Cash and cash equivalents	$4,914	$10,169	(5,255)	(51.7)%
Accounts receivable	27,073	29,290	(2,217)	(7.6)%
Inventories	35,394	40,630	(5,236)	(12.9)%
Deferred income taxes	4,380	5,376	(996)	(18.5)%
Assets held for sale	5,610	2,499	3,111	124.5%
Income taxes receivable	438	-	438	100.0%
Other current assets	1,328	1,824	(496)	(27.2)%
Total current assets	79,137	89,788	(10,651)	(11.9)%

Property, plant and equipment, net	32,939	37,773	(4,834)	(12.8)%
Goodwill	4,114	4,114	-	0.0%
Deferred income taxes	29,430	25,683	3,747	14.6%
Other assets	2,409	2,588	(179)	(6.9)%

Total assets	$148,029	$159,946	(11,917)	(7.5)%

Current liabilities
Current maturities of long-term debt	$7,375	$16,046	(8,671)	(54.0)%
Lines of credit	-	2,593	(2,593)	(100.0)%
Accounts payable - trade	21,103	22,027	(924)	(4.2)%
Accounts payable - capital expenditures	1,547	1,558	(11)	(0.7)%
Accrued expenses	8,300	8,670	(370)	(4.3)%
Accrued restructuring	1,432	3,282	(1,850)	(56.4)%
Income taxes payable - current (1)	150	4,579	(4,429)	(96.7)%
Total current liabilities	39,907	58,755	(18,848)	(32.1)%

Accounts payable - capital expenditures	1,449	-	1,449	100.0%
Income taxes payable - long-term (1)	4,802	-	4,802	100.0%
Deferred income taxes	1,464	-	1,464	100.0%
Long-term debt , less current maturities	14,048	22,114	(8,066)	(36.5)%

Total liabilities	61,670	80,869	(19,199)	(23.7)%

Shareholders' equity	86,359	79,077	7,282	9.2%

Total liabilities and
shareholders' equity	$148,029	$159,946	(11,917)	(7.5)%

Shares outstanding	12,648	12,569	79	0.6%

* Derived from audited financial statements

(1) Amounts as of April 27, 2008 reflect the adoption of Financial Accounting Standards Board (FASB)
Interpretation No. 48, Accounting for Uncertainty in Income Taxes" during the first quarter of fiscal 2008.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		April 27,	* April 29,
		2008	2007

Cash flows from operating activities:
	Net income (loss)	$5,385	$(1,316)
	Adjustments to reconcile net income (loss) to net cash
	provided by operating activities:
	Depreciation	5,548	7,849
	Amortization of other assets	373	150
	Stock-based compensation	618	525
	Excess tax benefit related to stock options exercised	(17)	-
	Deferred income taxes	(919)	(3,763)
	Loss on impairment of equipment	289	-
	Restructuring expenses, net of gain on sale of related assets	140	536
	Changes in assets and liabilities, net of effects of acquisition of assets:
	Accounts receivable	2,242	(241)
	Inventories	5,236	817
	Other current assets	496	1,673
	Other assets	(188)	(42)
	Accounts payable-trade	(924)	3,133
	Accrued expenses	(445)	825
	Accrued restructuring	(1,926)	(772)
	Income taxes	456	2,091
	Net cash provided by operating activities	16,364	11,465

Cash flows from investing activities:
	Capital expenditures	(4,846)	(3,762)
	Acquisition of assets	-	(2,500)
	Proceeds from the sale of buildings and equipment	2,723	3,315
	Net cash used in investing activities	(2,123)	(2,947)

Cash flows from financing activities:
	Proceeds from lines of credit	1,339	2,593
	Payments on lines of credit	(3,932)	-
	Payments on vendor-financed capital expenditures	(642)	(1,356)
	Payments on long-term debt	(16,737)	(12,062)
	Proceeds from the issuance of long-term debt	-	2,500
	Proceeds from common stock issued	459	262
	Excess tax benefit related to stock options exercised	17	-
	Net cash used in financing activities	(19,496)	(8,063)

(Decrease) increase in cash and cash equivalents		(5,255)	455

Cash and cash equivalents at beginning of year		10,169	9,714

Cash and cash equivalents at end of year		$4,914	$10,169

Free Cash Flow (1)		$13,616	$9,662

(1) Free Cash Flow reconciliation is as follows:
		FY 2008	FY 2007
A)	Net cash provided by operating activities	$16,364	$11,465
B)	Minus: Capital Expenditures	(4,846)	(3,762)
C)	Add: Proceeds from the sale of buildings and equipment	2,723	3,315
D)	Minus: Payments on vendor-financed capital expenditures	(642)	(1,356)
E)	Add: Excess tax benefit related to stock options exercised	17	-
		$13,616	$9,662

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	April 27,		April 29,		% Over	April 27,	April 29,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$34,638		38,062		(9.0)%	54.1%	52.0%
Upholstery Fabrics	29,360		35,134		(16.4)%	45.9%	48.0%

Net Sales	$63,998		73,196		(12.6)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$6,533		6,730		(2.9)%	18.9%	17.7%
Upholstery Fabrics	2,907		4,707		(38.2)%	9.9%	13.4%
Subtotal	9,440		11,437		(17.5)%	14.8%	15.6%

Loss on impairment of equipment	(33)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring related charges	(502)	(2)	(994)	(4)	(49.5)%	(0.8)%	(1.4)%

Gross Profit	$8,905		10,443		(14.7)%	13.9%	14.3%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,679		2,813		(4.8)%	7.7%	7.4%
Upholstery Fabrics	2,773		3,845		(27.9)%	9.4%	10.9%
Unallocated Corporate expenses	1,242		1,132		9.7%	1.9%	1.5%
	$6,694		7,790		(14.1)%	10.5%	10.6%

Restructuring related charges	4	(2)	-		100.0%	0.0%	0.0%

Selling, General and Administrative expenses	$6,698		7,790		(14.0)%	10.5%	10.6%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,854		3,916		(1.6)%	11.1%	10.3%
Upholstery Fabrics	134		863		(84.5)%	0.5%	2.5%
Unallocated corporate expenses	(1,242)		(1,132)		(9.7)%	(1.9)%	(1.5)%
Subtotal	2,746		3,647		(24.7)%	4.3%	5.0%

Loss on impairment of equipment	(33)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring expense and restructuring related charges	(633)	(3)	(2,786)	(5)	(77.3)%	(1.0)%	(3.8)%

Operating income	$2,080		861		141.6%	3.3%	1.2%

Depreciation by Segment

Mattress Fabrics	$776		908		(14.5)%
Upholstery Fabrics	507		704		(28.0)%
Subtotal	1,283		1,612		(20.4)%
Accelerated Depreciation	-		584		(100.0)%
Total Depreciation	$1,283		2,196		(41.6)%

Notes:
(1) The $33 represents an impairment loss on older and existing equipment that is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.
(2) The $502 restructuring related charge represents $469 for inventory markdowns and $33 for other operating costs with closed plant facilities. The $4 restructuring related charge represents other operating costs associated with closed plant facilities.
(3) The $633 restructuring and related charge represents $469 for inventory markdowns,
$183 for employee termination benefits, $37 for other operating costs associated with closed plant facilities, $21 for a write-down of equipment, $5 for asset movement costs, a credit of $3 for sales proceeds received on equipment with no carring value, and a credit of $79 for lease termination and other exit costs. Of this total charge, $502 was recorded in cost of sales, $4 was recorded in selling, general, and administrative expenses, and $127 was recorded in restructuring expense. The total $633 restructuring and related charge pertains to the upholstery fabrics segment.
(4) The $994 represents restructuring related charges of $582 for accelerated depreciation and $412 for operating costs associated with closed plant facilities.
(5) The $2.8 million represents restructuring and related charges of $1.1 million for write-downs of buildings and equipment, $582 for accelerated depreciation, $479 for asset movement costs, $412 for other operating costs associated with closed plant facilities, $312 for lease termination and other exit costs, a credit of $40 for sales proceeds received on equipment with no carrying value, and a credit of $82 for employee termination benefits. Of this total charge, $1.8 million and $994 are included in restructuring expense and cost of sales, respectively. The total $2.8 million restructuring and related charge pertains to the upholstery fabrics segment.

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007

(Amounts in thousands)

	TWELVE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	April 27,		* April 29,		% Over	April 27,	April 29,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$138,064		107,797		28.1%	54.3%	43.0%
Upholstery Fabrics	115,982		142,736		(18.7)%	45.7%	57.0%

Net Sales	$254,046		250,533		1.4%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$22,576		18,610		21.3%	16.4%	17.3%
Upholstery Fabrics	12,829		17,397		(26.3)%	11.1%	12.2%
Subtotal	35,405		36,007		(1.7)%	13.9%	14.4%

Loss on impairment of equipment	(289)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring related charges	(1,957)	(2)	(4,802)	(4)	(59.2)%	(0.8)%	(1.9)%

Gross Profit	$33,159		31,205		6.3%	13.1%	12.5%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$8,457		7,856		7.7%	6.1%	7.3%
Upholstery Fabrics	11,650		15,065		(22.7)%	10.0%	10.6%
Unallocated Corporate expenses	3,797		4,051		(6.3)%	1.5%	1.6%
Subtotal	23,904		26,972		(11.4)%	9.4%	10.8%

Restructuring related charges	69	(2)	58	(4)	19.0%	0.0%	0.0%

Selling, General and Administrative expenses	$23,973		27,030		(11.3)%	9.4%	10.8%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$14,118		10,754		31.3%	10.2%	10.0%
Upholstery Fabrics	1,180		2,332		(49.4)%	1.0%	1.6%
Unallocated corporate expenses	(3,797)		(4,051)		(6.3)%	(1.5)%	(1.6)%
Subtotal	11,501		9,035		27.3%	4.5%	3.6%

Loss on impairment of equipment	(289)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring expense and restructuring related charges	(2,912)	(3)	(8,394)	(5)	(65.3)%	(1.1)%	(3.4)%

Operating income	$8,300		641		N.M.	3.3%	0.3%

Depreciation by Segment

Mattress Fabrics	$3,443		3,679		(6.4)%
Upholstery Fabrics	2,105		2,923		(28.0)%
Subtotal	5,548		6,602		(16.0)%
Accelerated Depreciation	-		1,247		(100.0)%
Total Depreciation	$5,548		7,849		(29.3)%

Notes:
(1) The $289 represents impairment losses on older and existing equipment that is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.
(2) The $1.9 million restructuring related charge represents $1.0 million for inventory markdowns and $954 for other operating costs associated with closed plant facilities. The $69 restructuring related charge represents other operating costs associated with closed plant facilities.
(3) The $2.9 million represents $1.0 million for inventory markdowns, $1.0 million for other operating costs associated with closed plant facilities, $533 for lease termination and other exit costs, $503 for write-downs of buildings and equipment, $189 for asset movement costs, $23 for employee termination benefits, and a credit of $362 for sales proceeds received on equipment with no carrying value. Of this total charge, $1.9 million was recorded in cost of sales, $69 was recorded in selling, general, and administrative expenses, and
$886 was recorded in restrucuturing expense. The total $2.9 restructuring and related charge pertains to the upholstery fabrics segment.
(4) The $4.8 million represents restructuring related charges of $2.4 million for inventory markdowns, $1.2 million for accelerated depreciation, and $1.2 million for other operating costs associated with closed plant facilities. The $58 represents other operating costs associated with closed plant facilities.
(5) The $8.4 million represents restructuring and related charges of $2.4 million for inventory markdowns, $1.5 million for write-downs and buildings and equipment, $1.4 million for asset movement costs, $1.2 million for accelerated depreciation, $1.2 million for other operating costs associated with the closing of plant facilities,
$909 for employee termination benefits, $706 for lease termination and other exit costs, and a credit of $930 for sales proceeds received on equipment with no carrying value. Of this total charge, $4.8 million was recorded in cost of sales, $58 was recorded in selling, general, and administrative expenses, and $3.5 million was recorded in restructuring expense. The total $8.4 restructuring and related charge pertains to the upholstery fabrics segment.

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE THREE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007
		(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported April 27, 2008					April 27, 2008 Proforma Net of Adjustments		As Reported April 29, 2007					April 29, 2007 Proforma Net of Adjustments		Proforma % Over (Under)
		% of Sales		% of Sales			% of Sales		% of Sales		% of Sales			% of Sales
			Adjustments							Adjustments

Net sales	$63,998	100.0%	-			63,998	100.0%	73,196	100.0%	-			73,196	100.0%	-12.6%
Cost of sales	55,093	86.1%	(502)	-0.8%	(1)	54,591	85.3%	62,753	85.7%	(994)	-1.4%	(3)	61,759	84.4%	-11.6%
Gross profit	8,905	13.9%	(502)	-0.8%		9,407	14.7%	10,443	14.3%	(994)	-1.4%		11,437	15.6%	-17.7%

Selling, general and
administrative expenses	6,698	10.5%	(4)	0.0%	(1)	6,694	10.5%	7,790	10.6%	-	0.0%		7,790	10.6%	-14.1%
Restructuring expense	127	0.2%	(127)	-0.2%	(2)	-	0.0%	1,792	2.4%	(1,792)	-2.4%	(4)	-	0.0%	0.0%
Income from operations	2,080	3.3%	(633)	-1.0%		2,713	4.2%	861	1.2%	(2,786)	-3.8%		3,647	5.0%	-25.6%

Interest expense	595	0.9%	-	0.0%		595	0.9%	940	1.3%	-	0.0%		940	1.3%	-36.7%
Interest income	(57)	-0.1%	-	0.0%		(57)	-0.1%	(60)	-0.1%	-	0.0%		(60)	-0.1%	-5.0%
Other expense	112	0.2%	-	0.0%		112	0.2%	166	0.2%	-	0.0%		166	0.2%	-32.5%
Income (loss) before income taxes	1,430	2.2%	(633)	-1.0%	(5)	2,063	3.2%	(185)	-0.3%	(2,786)	-3.8%	(6)	2,601	3.6%	-20.7%

Income taxes (7)	(647)	-45.2%	(447)	70.6%		(200)	-9.7%	(145)	78.4%	(965)	34.6%		820	31.5%	124.4%
Net income (loss)	$2,077	3.2%	(186)	-0.3%		2,263	3.5%	(40)	-0.1%	(1,821)	-2.5%		1,781	2.4%	27.1%

Net income (loss) per share-basic	$0.16		($0.01)			$0.18		$0.00		($0.14)			$0.14
Net income (loss) per share-diluted	$0.16		($0.01)			$0.18		$0.00		($0.14)			$0.14
Average shares outstanding-basic	12,642		12,642			12,642		12,559		12,559			12,559
Average shares outstanding-diluted	12,729		12,642			12,729		12,559		12,559			12,566

Notes:
(1) The $502 restructuring related charge represents $469 for inventory markdowns and $33 for other operating costs associated with closed plant facilities. The $4 restructuring related charge represents other operating costs associated with closed plant facilties.
(2) The $127 restructuring charge represents $183 for employee termination benefits, $21 for a write-down of equipment, $5 for asset movement costs, a credit of $3 for sales proceeds received on equipment with no carrying value, and a credit of $79 for lease termination and other exit costs.
(3) The $994 represents restructuring related charges of $582 for accelerated depreciation and $412 for other operating costs associated with closed plant facilities.
(4) The $1.8 million restructuring charge represents $1.1 million for write-downs of buildings and equipment, $479 for asset movement costs, $312 for lease termination and other exit costs, a credit of $40 for sales proceeds received on equipment with no carrying value, and a credit of $82 for employee termination benefits.
(5) Of this total charge, $143 and $490 represent cash and non-cash charges, respectively.
(6) Of this total charge, $1.1 million and $1.7 million represent cash charges and non-cash charges, respectively.
(7)The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED APRIL 27, 2008 AND APRIL 29, 2007
		(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	As Reported April 27, 2008					April 27, 2008 Proforma Net of Adjustments		As Reported April 29, 2007					April 29, 2007 Proforma Net of Adjustments		Proforma % Over (Under)
		% of Sales		% of Sales			% of Sales		% of Sales		% of Sales			% of Sales
			Adjustments							Adjustments

Net sales	$254,046	100.0%	-			254,046	100.0%	250,533	100.0%	-			250,533	100.0%	1.4%
Cost of sales	220,887	86.9%	(1,957)	-0.8%	(1)	218,930	86.2%	219,328	87.5%	(4,802)	-1.9%	(3)	214,526	85.6%	2.1%
Gross profit	33,159	13.1%	(1,957)	-0.8%		35,116	13.8%	31,205	12.5%	(4,802)	-1.9%		36,007	14.4%	-2.5%

Selling, general and
administrative expenses	23,973	9.4%	(69)	0.0%	(1)	23,904	9.4%	27,030	10.8%	(58)	0.0%	(3)	26,972	10.8%	-11.4%
Restructuring expense	886	0.3%	(886)	-0.3%	(2)	-	0.0%	3,534	1.4%	(3,534)	-1.4%	(4)	-	0.0%	0.0%
Income from operations	8,300	3.3%	(2,912)	-1.1%		11,212	4.4%	641	0.3%	(8,394)	-3.4%		9,035	3.6%	24.1%

Interest expense	2,975	1.2%	-	0.0%		2,975	1.2%	3,781	1.5%	-	0.0%		3,781	1.5%	-21.3%
Interest income	(254)	-0.1%	-	0.0%		(254)	-0.1%	(207)	-0.1%	-	0.0%		(207)	-0.1%	22.7%
Other expense	736	0.3%	-	0.0%		736	0.3%	68	0.0%	-	0.0%		68	0.0%	982.4%
Income (loss) before income taxes	4,843	1.9%	(2,912)	-1.1%	(5)	7,755	3.1%	(3,001)	-1.2%	(8,394)	-3.4%	(6)	5,393	2.2%	43.8%

Income taxes (7)	(542)	-11.2%	(1,047)	36.0%		505	6.5%	(1,685)	56.1%	(3,234)	38.5%		1,549	28.7%	-67.4%
Net income (loss)	$5,385	2.1%	(1,865)	-0.7%		7,250	2.9%	(1,316)	-0.5%	(5,160)	-2.1%		3,844	1.5%	88.6%

Net income (loss) per share-basic	$0.43		($0.15)			$0.57		($0.11)		($0.43)			$0.32
Net income (loss) per share-diluted	$0.42		($0.15)			$0.57		($0.11)		($0.43)			$0.32
Average shares outstanding-basic	12,624		12,624			12,624		11,922		11,922			11,922
Average shares outstanding-diluted	12,765		12,624			12,765		11,922		11,922			11,926

Notes:
(1) The $1.9 million restructuring related charge represents $1.0 million for inventory markdowns and $954 for other operating costs associated with closed plant facilities. The $69 restructuring related charge represents other operating costs associated with closed plant facilities.
(2) The $886 restructuring charge represents $533 for lease termination and other exit costs, $503 for write-downs of buildings and equipment, $189 for asset movement costs, $23 for employee termination benefits, and a credit of $362 for sales proceeds received on equipment with no carrying value.
(3) The $4.8 million represents restructuring related charges of $2.4 million for inventory markdowns, $1.2 million for accelerated depreciation, and $1.2 million for other operating costs associated with closed plant facilities.
The $58 represents other operating costs associated with closed plant facilities.
(4) The $3.5 million represents restructuring charges of $1.5 million for write-downs of buildings and equipment,
$1.4 million for asset movement costs, $909 for employee termination benefits, $706 for lease termination and other exit costs, and a credit of $930 for sales proceeds received on equipment with no carrying value.
(5) Of this total charge, $1.4 million and $1.5 million represent cash and non-cash charges, respectively.
(6) Of this total charge, $3.3 million and $5.1 million represent cash and non-cash charges, respectively.
(7) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.